EMPLOYMENT AGREEMENT


     This Employment Agreement (the "Agreement") is entered into effective as of
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March  31,  2005,  between  Pizza Inn, Inc. (the "Company"), and Timothy P. Taft
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(the  "Executive").
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     WHEREAS, the Company desires to employ the Executive, and Executive desires to be employed by the Company, upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE 1
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                                   EMPLOYMENT
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1.1.     EMPLOYMENT.  The Company hereby employs the Executive and the Executive
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hereby  accepts  employment by the Company for the period and upon the terms and conditions  contained  in  this  Agreement.

1.2.     OFFICE  AND DUTIES.  The Executive shall serve the Company as President
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and  Chief  Executive  Officer,  with the authority, duties and responsibilities customarily incident to such offices, as governed and limited by the Company's charter and bylaws. The Executive shall perform such other executive services commensurate with his position as may from time to time be assigned to the Executive by the Company's Chairman or Board of Directors. The Board of Directors of the Company may from time to time redefine the title and duties of the Executive hereunder in furtherance of the business of the Company. The Executive's actions shall at all times be subject to the direction of the Company's Chairman and Board of Directors.

1.3.     PERFORMANCE.  During  the  term of employment under this Agreement, the
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Executive  shall  devote on a full-time basis all of his time, energy, skill and best efforts to the performance of his duties hereunder in a manner that will faithfully and diligently further the business and interests of the Company. The Executive shall comply with the policies or written manuals of the Company as they exist from time to time as applicable generally to the Company's executives. It is understood that the Executive may have other business investments which may, from time to time, require minor portions of his after hours time and which shall not interfere or be inconsistent with his duties and contractual obligations hereunder.

1.4.     PLACE  OF  WORK.  The  Executive  shall  perform  services  under  this
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Agreement  at  the  Company's  principal office currently located in The Colony,
Texas, and at such other place or places as directed by the Chairman or Board of Directors. The Executive covenants and agrees that, not later than June 1, 2006, he shall relocate his principal residence from Austin, Texas, to a location not more than 50 miles from the principal office of the Company.

                                    ARTICLE 2
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                                      TERM
                                      ----

2.1.     TERM.  Unless  otherwise  terminated  in accordance with Article 4, the
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term  of  employment  under this Agreement shall be for an initial period of two years from the date hereof. The term of employment hereunder shall automatically be extended for successive additional one year periods unless, 60 days prior to the end of any employment period, either party provides the other with written notice that the Executive's employment hereunder will not be so extended.

                                    ARTICLE 3
                           COMPENSATION FOR EMPLOYMENT
                           ---------------------------

3.1.     BASE  SALARY.  During  the  first  twelve months of this Agreement, the
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base  salary  of the Executive for all of his employment services to the Company under this Agreement shall be $1 per year, which the Company shall pay to the Executive in advance. Commencing on the first anniversary of his employment hereunder, the base salary of the Executive shall be as determined by the Board
of  Directors,  but  not  less than $300,000 per year.   Commencing on the first
anniversary of his employment hereunder, the base salary of the Executive shall be payable in equal monthly installments and in accordance with the normal payroll policies of the Company. The Executive's base salary shall be reviewed annually by the Board of Directors of the Company.

3.2.     BONUSES.   During  the  first  twelve  months  of  this  Agreement, the
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Executive  may  receive  as  additional  compensation  for  his  duties  and responsibilities performed pursuant to this Agreement such bonus or bonuses as the Board of Directors may determine in its sole discretion. Commencing in the second year of employment hereunder, the Executive shall be eligible to earn an annual bonus in a maximum amount as determined by the Board of Directors, but not less than $200,000 per year, conditioned on achieving performance goals for such year as established by the Board of Directors in its sole discretion.

3.3.     STOCK  OPTIONS.  As  additional  compensation  for  the  duties  and
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responsibilities  to be performed hereunder, effective as of the date hereof the
Company shall grant to the Executive non-qualified options to purchase 500,000 shares of the common stock of the Company at a price per share equal to the closing price of such common stock on Nasdaq on the date hereof. Such non-qualified stock options shall be immediately exercisable as to 50,000 shares, and shall become exercisable as to an additional 100,000 shares on the first anniversary hereof, 150,000 shares on the second anniversary hereof and the remaining 200,000 shares on the third anniversary hereof (provided that, except as provided in Section 4.4, the Executive continues to be employed by the Company on each such anniversary hereof). All unexercised stock options shall expire ten years from the date of grant. All unexercised stock options will also expire immediately upon the Company's termination of the employment of the Executive for Cause (as defined in Section 4.1) or the Executive's voluntary termination of his employment hereunder (except as otherwise provided in Section 4.4). Except as otherwise provided in Section 4.4, all unexercised stock options will also expire 30 days following termination of the Executive's employment by the Company without Cause. The non-qualified stock options granted to the Executive shall not be transferable and shall be subject to a written grant agreement containing other customary terms and conditions, as determined in the sole discretion of the Board of Directors.

3.4.     PAYMENT  AND  REIMBURSEMENT  OF  EXPENSES.  The  Company  shall  pay or
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reimburse  the  Executive  for  reasonable expenses incurred by the Executive in performing his obligations under this Agreement in accordance with the policies and procedures of the Company, provided that the Executive properly accounts for such expenses in accordance with the regular policies of the Company.

3.5.   OTHER EMPLOYEE BENEFITS.  The  Executive shall be entitled to participate
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in  or  receive  benefits  under  any  plan or arrangement made available by the
Company to its senior executives generally and to its senior executive officers (including any health, dental, disability, and life insurance programs), subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Any such plan or arrangement shall be revocable and subject to termination or amendment at any time.

                                    ARTICLE 4
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                                   TERMINATION
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4.1.     TERMINATION FOR CAUSE.  The Company may terminate the employment of the
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Executive  at  any  time for Cause.  For purposes hereof, "Cause" shall mean the
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occurrence  of  any  of  the  following:

(i) the Executive's commission of a dishonest or fraudulent act in connection with his employment, or the misappropriation of Company property in the reasonable determination of the Board;

(iii) the death of the Executive, or the inability (with, in the case of disability, reasonable accommodation) of the Executive for any reason to perform his duties hereunder for a continuous period of 30 days (60 days in the case of disability) for reasons other than actions by the Company;

(iv) the Executive's willful disobedience of a lawful directive of the Board of Directors (whether by commission or omission);

(v) the Executive's indictment on, formal charge of, conviction of, or plea of nolo contendere to, a felony;

(vi) the Executive's indictment on, formal charge of, conviction of, or plea of nolo contendere to any misdemeanor involving dishonesty (such as theft, forgery or fraud) or moral turpitude;

(vii) the Executive's insobriety during working hours, in violation of standard Company policy;

(viii) the Executive's use of illegal drugs in violation of standard Company policy;

(ix) gross negligence or willful misconduct in the performance of the Executive's duties or responsibilities under this Agreement; or

(x) any violation of Article 5 or Article 6 of this Agreement by the Executive.

Any notice of discharge for Cause shall describe with reasonable specificity the Cause for termination of Executive's employment as well as the effective date of the termination.

4.2.     VOLUNTARY  TERMINATION  BY  EXECUTIVE.  Executive  may  voluntarily
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terminate  employment  hereunder  by  providing  the  Company with 30 days prior notice. After receipt of said notice, the Company may, in its sole discretion, relieve Executive of his duties prior to the expiration of the notice period without affecting the voluntary nature of the Executive's termination.

4.3.     POST-TERMINATION  OBLIGATIONS  TO EXECUTIVE.  If the Company terminates
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the employment of the Executive for Cause, or the Executive voluntary terminates his employment, the Company shall have no further liability or obligation to the Executive under this Agreement or otherwise in connection with his employment hereunder, except for (i) any unpaid salary accrued through the date of termination, (ii) any unreimbursed expenses properly incurred prior to the date of termination, and (iii) rights granted to the Executive under any executive benefit plan (in accordance with the terms of any such plan). If the Company terminates the employment of the Executive without Cause, then the Executive shall be entitled to be paid, in addition to the foregoing amounts, either (a) during the first twelve months of this Agreement, an amount equal to $25,000 for each full month the Executive has been employed hereunder, payable in a lump sum within 30 business days following such termination, or (b) commencing on the first anniversary of his employment hereunder, an amount equal to twelve months of the then base salary of the Executive, payable at the election of the Company either (x) in a lump sum, or (y) in equal monthly installments in the same manner as if the employment of the Executive had not been terminated.

4.4.     TERMINATION  ON  CHANGE  IN CONTROL.  If, within six months following a
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Change  in  Control (as defined below), the Company terminates the employment of the Executive without Cause, or the Executive terminates his employment with the Company for Good Reason (as defined below), then the Executive shall be entitled to be paid all amounts specified in Section 4.3 and, in addition, all unvested stock options granted to the Executive shall become immediately exercisable by the Executive and shall remain exercisable for a period of 90 days thereafter, at which time all unexercised stock options granted to the Executive hereunder shall expire.

(i)     For  purposes  of  this  Section 4.4, "Change in Control" shall mean any
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circumstances  in  which  any  person  or  group  which does not include Mark E.
Schwarz, Newcastle Partners L.P. or any of their respective affiliates becomes the beneficial owner of securities representing more than 50% of the combined voting power of the Company's outstanding securities entitled to vote on the election of directors (for which purpose the terms "person," "group" and "beneficial owner" have the same meaning as used in Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, and the term "affiliate" has the same meaning as defined in Rule 405 promulgated under the Securities Act of 1933).

(ii)     For  purposes  of  this  Section  4.4,  "Good  Reason" shall mean (a) a
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reduction  in  the base salary of the Executive following any Change in Control;
or (b) a material diminution of the employment responsibilities and authority of the Executive following any Change in Control.

4.5.     EXCLUSIVE  BENEFITS.  Any  post-termination  payments  made  to  the
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Executive  pursuant  to  Section  4.3  or Section 4.4 are in lieu of any and all other benefits or claims which the Executive might assert against the Company, and may be conditioned upon the Executive's execution of a full and complete release of the Company from any and all liabilities arising in connection with his employment by the Company or the termination thereof. Except as otherwise expressly provided, such payments shall be made to the Executive in accordance with the Company's customary payroll practices and shall be subject to withholding for federal and state income taxes, social security payments and similar deductions, as required by applicable law. The Company shall be entitled to suspend all post-termination payments to the Executive during any period when the Executive is in breach of any of the covenants contained in
Article  5  and  Article  6.

                                    ARTICLE 5
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             OWNERSHIP OF INFORMATION, INVENTIONS AND ORIGINAL WORK
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5.1.     OWNERSHIP  OF INFORMATION, INVENTIONS AND ORIGINAL WORK.  The Executive
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agrees  that  any  creative  works,  discoveries,  designs,  software,  computer programs, inventions, improvements, modifications, enhancements, know-how and other information conceived, created or developed by Executive, either alone or with others (collectively referred to as "Work Product") during his employment
                                            ------------
by  Company  is  the  exclusive  property  of  the  Company


5.2.     WORK  PRODUCT  DISCLOSURE. The Executive agrees to promptly disclose to
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the  Company  any  such Work Product, and to assist the Company in obtaining any patents or copyrights on such Work Product. Any Work Product disclosed by the Executive to the Company or any third party within one year following the termination of employment from the Company shall be deemed to be owned by the Company under the terms of this Agreement, unless conclusively established by the Executive to have been conceived after such termination.

                                    ARTICLE 6
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                              RESTRICTIVE COVENANTS
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6.1.     PERFORMANCE  OF SERVICES. Throughout his employment by the Company, the
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Executive  agrees to perform faithfully and industriously the duties assigned to him hereunder to the best of his ability, to devote substantial business time and attention, and his best efforts, abilities, experience, and talent, to the positions and titles held and for the business of the Company.

6.2.     CONFIDENTIAL  INFORMATION. The Company covenants and agrees that, prior
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to  termination  of  this Agreement for any reason, the Company will disclose to the Executive substantially all confidential information relating to the business conducted and to be conducted by the Company. Executive acknowledges that such confidential information includes, but is not limited to, trade secrets, proprietary developments and all non-public information concerning the Company including, but not limited to, its business plans, marketing strategies and financial information. The Executive further acknowledges that he will have access to and learn additional trade secrets, proprietary information and non-public information of a similar nature regarding the Company during employment with the Company. The Executive further acknowledges and agrees that all of such current and future confidential information of the Company is valuable, confidential, important to his employment, and delivered in consideration of his performance hereunder.

6.3.     CONFIDENTIALITY. The Executive acknowledges and agrees that any and all
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information that may be obtained by him in the course of his employment with the
Company with respect to the conduct and details of the business of the Company shall be deemed to be confidential information. The Executive covenants and agrees that he will not, at any time during his employment with the Company or thereafter, make use of any non-public data or information of any kind or character relating to the business of the Company or any of its subsidiaries, or divulge any trade secrets, business policies or other confidential information of the Company or any of its subsidiaries except to the extent that the Board of Directors may so authorize in writing. The Executive further covenants and agrees that, upon termination of his employment hereunder, he will surrender to the Company all books, lists, records, documents and other similar Company property obtained by him or entrusted to him during the course of his employment by the Company (together with all copies thereof) which contain any confidential information of the Company or which were paid for by the Company, it being explicitly understood and agreed that all such books, records, lists, documents and property are and shall remain the property of the Company;

6.4.     NON-COMPETE.  The  Executive  acknowledges  that  the  confidential
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information  which the Company is obligated to provide to him under the terms of
Section 6.2 is special and unique, and that the receipt of it by the Executive is of benefit and value to him. The Executive acknowledges receipt of such confidential information, including any and all confidential information disclosed to the Executive by the Company in conjunction with the execution of this Agreement, such confidential information being disclosed to the Executive expressly in consideration of his agreement to be bound by the provisions of this Section 6.4. The Executive also acknowledges that Company does not normally disclose such confidential information and takes steps to protect it. The Executive further acknowledges that the services he is to render to the Company are of a special and unusual character with a unique value to the Company, the loss of which cannot adequately be compensated by damages in action at law. Accordingly, and expressly in consideration for the Company's agreement in
Section 6.2 of this Agreement to provide confidential information to him, as well as the various compensation and benefits paid by Company hereunder, the Executive agrees that during the term of his employment and continuing for a period of one year thereafter:

(i) the Executive will not engage in any activities, whether as employee, agent, proprietor, owner, partner, independent contractor, consultant, stockholder (other than as the holder of less than 5% of the stock of a corporation the securities of which are traded in the United States of America or in another country on a national securities exchange or in the over-the-counter or another comparable market), member, director or otherwise, which compete within the continental United States with any business activities conducted by the Company or any of its subsidiaries at any time during the term of the Executive's employment by the Company;

(ii) the Executive will not solicit, in competition with the Company or any of its subsidiaries, any person who was a customer, client, candidate, independent contractor, or consultant or supplier of the Company or its any of its subsidiaries at any time during the term of the Executive's employment by the Company; and

(iii) the Executive will not induce or attempt to persuade any employee or independent contractor of the Company or any of its subsidiaries to terminate such person's or entity's employment or independent contractor relationship with the Company.

6.5.     ENFORCEABILITY  OF  COVENANTS.  The following provisions shall apply to
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the  covenants  of  the  Executive  set  forth  above  in  this  Article  6:

(i) Without limiting the right of the Company to pursue all other legal and equitable remedies available for violation by the Executive of the covenants contained in this Article 6, it is expressly agreed that such other remedies cannot fully compensate the Company for such a violation and that the Company shall be entitled to injunctive relief (including temporary retraining orders after reasonable notice prior to application therefor) to prevent any such violation or continuing violation hereof, and the Executive hereby consents to the granting of such relief (including temporary restraining orders after reasonable notice prior to application therefor) by any court of competent jurisdiction.

(ii) It is the intent and understanding of each party hereto that if in any action before any court or agency legally empowered to enforce the covenants contained in this Article 6 or any term, restriction, covenant, or promise contained herein is found to be unreasonable and accordingly unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

(iii) The covenants contained in this Article 6 shall continue in effect pursuant to and to the extent consistent with their terms, notwithstanding the termination of the Executive's employment pursuant to this Agreement.

                                    ARTICLE 7
                                    ---------
                                    REMEDIES
                                    --------

7.1.     REMEDIES.  The  Executive expressly acknowledges that the remedy at law
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for  any  breach  of  Article 5 or Article 6 may be inadequate and that upon any such  breach  or  threatened  breach,  the Company shall be entitled, subject to
Section 8.2 below, as a matter of right to injunctive relief in any court of competent jurisdiction, in equity or otherwise, and to enforce the specific performance of the Executive's obligations under those provisions without the necessity of proving the actual damage to the Company or the inadequacy of a legal remedy. The rights conferred upon the Company by the preceding sentence shall not be exclusive of, but shall be in addition to, any other rights or remedies which the Company may have at law, in equity or otherwise. During any period in which the Executive is in breach of the covenants contained in Article 6, the time period of those covenants shall be extended for an amount of time that the Executive is in breach of the covenants.

                                    ARTICLE 8
                                    ---------
                                     GENERAL
                                     -------

8.1.     GOVERNING  LAW.  This  Agreement  shall  be  governed  by,  construed,
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interpreted  and  applied  in  accordance  with  the laws of the State of Texas, without giving effect to any conflict of laws rules that would refer the matter to the laws of another jurisdiction.

8.2.     DISPUTE  RESOLUTION.  Except  as  provided  below,  in the event of any
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dispute,  claim  or  disagreement  arising  out  of  or  in connection with this
Agreement or Executive's employment with Company, including, without limitation, the negotiation, execution, interpretation, performance or non-performance of this Agreement, the parties shall first submit the dispute, claim or disagreement to non-binding mediation administered by the American Arbitration Association (the "AAA") in accordance with its Employment Mediation Rules. The
                   ---
place of mediation shall be Denton County, Texas. If the dispute, claim or disagreement is not resolved within 30 days after the initial mediation meeting among the parties and the mediator, or if the mediation is otherwise terminated, then either party may submit the dispute, claim or disagreement to binding arbitration administered by the AAA in accordance with the provisions of its Employment Arbitration Rules (the "Rules"). The place of arbitration shall be
                                     ----
Denton County, Texas. The arbitration shall be conducted by a single arbitrator selected in accordance with the Rules. Any mediator or arbitrator selected under this Section 8.2 shall be a practicing attorney experienced in employment agreements and shall not have been employed or engaged by or affiliated with either of the parties or their respective affiliates. Each party shall bear its own costs and expenses in connection with any mediation or arbitration hereunder, including, without limitation, its attorneys' fees, and an equal share of the mediator's or arbitrator's and administrative fees of mediation or arbitration. The decision of any arbitrator shall be in writing and shall state the reasons therefor. Judgment upon an arbitration award may be entered in any court of competent jurisdiction and shall be final, binding and non-appealable. Notwithstanding anything in this Section 8.2 to the contrary, each party shall be entitled to seek injunctive or other equitable relief in any court of competent jurisdiction without first submitting the matter to mediation or arbitration in accordance with the provisions of this Section 8.2, even if a similar or related matter has already been referred to meditation or arbitration in accordance with the terms of this Section 8.2.

8.3.     BINDING  EFFECT.  All  of  the  terms  and provisions of this Agreement
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shall  be  binding  upon  and  inure  to  the  benefit and be enforceable by the respective heirs, representatives, successors (including any successor as a result of a merger or similar reorganization) and assigns of the parties hereto, except that the duties and responsibilities of the Executive hereunder are of a personal nature and shall not be assignable in whole or in part by the Executive, and the Company may not assign its rights, duties, or responsibilities without the consent of the Executive.

8.4.     NOTICES.  All  notices  required to be given under this Agreement shall
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be  in  writing  and  shall  be  deemed  to  have  been  given and received when personally delivered, or when mailed by registered or certified mail, postage prepaid, return receipt requested, or when sent by overnight delivery service, addressed as follows:

If  to  the  Executive:

     Timothy  P.  Taft
     4605  Colorado  Crossing
     Austin,  Texas  78731


If  to  the  Employer:

     Pizza  Inn,  Inc.
     3551  Plano  Parkway
     The  Colony,  Texas  75056

     Such addresses may be changed from time to time by written notice to the other party.

8.5.     ENTIRE  AGREEMENT; MODIFICATION.  This Agreement constitutes the entire
         -------------------------------
agreement of the parties hereto with respect to the subject matter hereof, and supersedes all other agreements (oral or written) with respect to the subject matter hereof. This Agreement may not be modified or amended in any way except in writing by the parties hereto.

8.6.     DURATION.  Notwithstanding  the  termination  of  the  Executive's
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employment by the Company, this Agreement shall continue to bind the parties for so  long  as  any  obligations  remain  under  the  terms  of  this  Agreement.

8.7.     WAIVER.  No  waiver  of any breach of this Agreement shall be construed
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to  be  a  waiver  as  to  succeeding  breaches.

8.8.     SEVERABILITY.  Whenever  possible,  each  provision  of  this Agreement
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shall  be  interpreted  in  such  a  manner  as  to be effective and valid under applicable law. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

8.9.     SUBSIDIARIES.  Wherever  the  term  Company  is  referred  to  in  this
         ------------
Agreement, it shall include all subsidiaries of the Company even where the term "subsidiaries" is not explicitly stated in connection with such reference, as such subsidiaries may exist from time to time.

8.10.     COUNTERPARTS.  This  Agreement  may  be  executed  in  multiple
          ------------
counterparts,  each  of  which  shall  be  deemed  an original, but all of which
          --
together  shall  constitute  the  same  Agreement.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have duly executed this Agreement as of the day and year first written above.

EXECUTIVE:
---------



/s/Timothy P. Taft
   Timothy  P.  Taft



COMPANY:
-------

PIZZA  INN,  INC.




By:     /s/ Mark E. Scharz
            Mark  E.  Schwarz,  Chairman  of  the  Board





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